UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

NRDC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This filing consists of an investor presentation made by Richard A. Baker, Chief Executive Officer of NRDC Acquisition Corp., and Stuart Tanz in a series of meetings beginning August 27, 2009 in connection with the proposed transactions contemplated by the Framework Agreement, dated as of August 7, 2009, between NRDC Acquisition Corp. and NRDC Capital Management, LLC, pursuant to which NRDC Acquisition Corp. will continue its business as a corporation that will qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010.

Investor Presentation

Notices

        Forward-Looking Statements

This investor presentation includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and certain statements and comments made during the course of this call including statements regarding the expected completion and effects of the proposed transactions are considered forward looking statements as defined in Section 21E of the Securities Exchange Act of 1934.   These statements include risks and uncertainties and assumptions that may cause actual results to differ. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.   For a description of risks that could cause actual results to differ materially from these forward-looking statements please review the press releases and reports filed by us with the SEC. All forward-looking statements are based on information available to us on the date of this call and we do not undertake any obligation to publicly update or revise any forward-looking statements as a result of new information in the future.

        Note to Investors

In connection with the proposed transactions we have filed a preliminary proxy statement regarding the proposed transactions with the SEC and intend to mail a definitive proxy statement to our stockholders and warrantholders.  Before making any voting decision investors are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they contain important information about the proposed transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, NY 10577, Attention: Joseph Roos, Telephone (914) 272-8066.

We and our directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of our stockholders and warrantholders to approve the proposed transactions. A list of the names of those directors and officers and descriptions of their interests in us is contained in our annual report.  You may also obtain additional information about the interests of our directors, officers and stockholders in the proposed transactions by reading the preliminary proxy statement that we filed and the definitive proxy statement and other relevant materials that we will file with the SEC when they become available.

Overview

Overview

Company:

Transaction Type:

REIT Book Equity Value:

Public Shares Outstanding:

Ticker/Exchange:

NRDC Stock Price

Trust Value per Share:

Warrants Outstanding:

        Public

        Founders

            Total

Estimated Transaction Timeline:

        Record Date

        Shareholder Meeting Date

        Closing Date

(1) NRDC Acquisition Corp. (“NRDC”) to be named Retail Opportunity Investments Corp. (“ROI”).

(2) Includes 150,000 shares to be retained by non-founder related directors.

Retail Opportunity Investments Corp. (“ROI”) (1)

Conversion to perpetual existence equity retail REIT

Up to approx. $400 million

41.5 million (2)

“NAQ” / NYSE Amex

$9.82 (August 26, 2009)

$9.89 (July 31, 2009)

41.4 million

  8.0

49.4 million

TBD

Late October

Late October

Transaction Overview

Convert NRDC into a equity retail REIT

Elect REIT status in 2010

Amend charter to provide for perpetual existence

Change name to Retail Opportunity Investments Corp.

Add customary REIT ownership limitations and related provisions

Increase authorized shares from 106 million to 550 million shares

Eliminate classified status of Board of Directors

Strengthen alignment of interest and eliminate founder shares

CEO has begun to acquire shares and is committed to invest $5.0 million

Founders to cancel 10.125 million shares

Each non-founder related director to reduce shares held from 45,000 to 25,000

Amend existing warrants outstanding to mitigate dilution to stockholders

Increase exercise price from $7.50 to $12.00 per share

Extend maturity by three years to October 23, 2014

Increase redemption call price from $14.25 to $18.75 per share ($22.00 for founder warrants)

Management & Board of Directors

Experienced Senior Management

Former Chairman, CEO of Pan Pacific Retail

Properties Inc. (”PNP”) (‘97 to ‘06)

During 9-year tenure, PNP:

Acquired $2 billion of retail assets with over 18 million s.f.

Grew market cap from $447 million to over $4 billion

Acquired Center Trust (NYSE: CTA) in ‘03 for $600 million

Acquired Western (AMEX: WIR) in ‘00 for $440 million

Achieved total return to shareholders over 500% since IPO

Sold PNP for $4.1 billion to Kimco (NYSE: KIM) in ‘06

Achieved 95%+ occupancy each quarter, averaging 97%

Increased same-property NOI every quarter, averaging 4%

Produced double-digit growth in same-store re-leasing

rents every quarter, averaging 15%

Former CFO of New Plan Excel Realty Trust
(“NLX”) (‘00 to ‘07)

During 7-year tenure, NLX:

Grew market capitalization by $2.2 billion

Added over 110 retail and apartment properties

Achieved total return to shareholders over 300%

Sold to Centro for $6.2 billion in ‘07

Stuart Tanz - CEO

John Roche – CFO (1)

Richard Baker – Executive Chairman

Former President of National Realty
Development Company (‘97-’06) which:

Owns and manages a retail real estate portfolio in excess of
18 million s.f. in 20 states

Developed 34 Wal-Mart stores in Northeast

Redeveloped and developed approximately 15 million s.f. of
retail space

Presently oversees the operations of Lord &
Taylor and Hudson’s Bay Company

(1) John Roche is expected to join the Company as CFO in conjunction with the Transaction.

Note: s.f. denotes square feet.

Board of Directors

Richard A. Baker, Executive Chairman

Stuart Tanz, CEO and President

Robert C. Baker

Mark Burton

William L. Mack

Lee S. Neibart

          Independent Directors

Edward H. Meyer

Ronald W. Tysoe

Vincent S. Tese

Laura H. Pomerantz

Michael J. Indiveri

20

27

46

42

43

30

41

23

33

29

32

Retail / Real Estate

Retail Real Estate

Real Estate

Finance / Real Estate

Private Equity / Real Estate

Private Equity / Real Estate

Retail

Finance / Retail

Legal / Corporate

Retail / Real Estate

Finance

Sector Expertise

Years of Experience

Investment Opportunity

Investment Opportunity with Proven Strategy

Significant opportunity to acquire retail properties at what we believe are compelling yields and values well below their replacement cost

Build a premier internally-managed equity retail REIT

Capitalize on highly experienced management team led by industry leader

Absence of legacy assets will allow the team to focus attention on growth opportunities

Well-positioned to capitalize quickly on current distressed opportunities given strong liquidity

Transaction represents a cost-effective alternative to a traditional IPO for investors

Strong alignment among stockholders, management team and founders

Market Opportunity

Very large, broad existing market with highly fragmented ownership

Limited number of large national players able to take advantage of opportunities

According to the International Council of Shopping Centers in 2008, there were:

Over 102,000 shopping centers in the US representing over 7 billion s.f. of gross leasable area (“GLA”)

Total retail space of 14.2 billion s.f. of GLA

Over 1.1 million retail establishments in the US

Compelling demographics including population and income growth to provide long-term support to retail industry, particularly on the east and west coasts of the US

Constrained new supply given continuing declines in new retail construction

Current credit crunch has created significant opportunities to buy assets from distressed owners

$0

$50

$100

$150

$200

$250

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

YTD

The onset of the credit crisis has led to a collapse of new CMBS issuance since 2007

Absent a recovery, owners will not be able to refinance upcoming maturities using CMBS

Market conditions are creating opportunities to acquire quality assets from distressed owners

CMBS represents a subset of a bigger refinancing problem for real estate assets

Looming Debt Maturities

Rising CMBS Maturities

Collapse of US CMBS Issuance

Source: Bloomberg as of August 2009.

Source: NAREIT & Trepp.

$0

$20

$40

$60

$80

$100

$120

$140

$160

2009

2010

2011

2012

2013

2014

2015

2016

2017

2018+

$0.0

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

11/08

12/08

1/09

2/09

3/09

4/09

5/09

6/09

7/09

8/09

$0.0

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

Retail

Multi-Family

Office

Hotel

Other

Industrial

Office

28%

Hotel

9%

Other

8%

Multi-Family

21%

Retail

29%

Industrial

5%

Over $600 billion in CMBS outstanding

Retail represents approximately 30% of

total CMBS outstanding

Over $5.7 billion of retail CMBS is

considered delinquent

CMBS Market to Drive Retail Opportunities

Delinquent Retail CMBS Growth

Current Balance of 60+ Days Delinquent CMBS

CMBS Outstanding by Property Type

CMBS Overview

Source: Bloomberg as of August 2009.

Strategic Overview

Acquisition Strategy

Focus primarily on unique (not widely marketed) opportunities to acquire assets from distressed,

inadvertent and/or absentee owners

Focus on necessity-based retail properties and portfolios

Community and neighborhood shopping centers

Anchored by national and regional department stores, supermarkets and drugstores

Established metropolitan markets with strong income and population growth

Priced below replacement cost

Capitalize on management team’s extensive network of relationships with retailers, brokers,

institutional owners, banks, private owners, and other real estate operators to generate a consistent flow of off-market acquisition opportunities

Opportunistically evaluate opportunities to buy retail real estate companies experiencing financial distress.

distress.

Significant pipeline of portfolios and properties currently under review

Sizable portfolios and individual properties of high quality assets held by distressed owners

Large portfolios of properties and single properties where management believes it can add significant value

Opportunities to acquire properties from real estate rich retailers experiencing liquidity issues

Superior Origination Capabilities

Senior Management
Relationships

Internal Acquisitions
Staff

Strategic Board
Members

Sourcing
Arrangements

• Retailers
• Brokers

• Institutional Owners
• Real Estate Operators
• Private Owners
• Banks

• Robert Baker – NRDC
• Mark Burton – Abu Dhabi
• William Mack – AREA

• Lee Neibart – AREA

• Ronald Tysoe – CIBC

• Laura Pomerantz – PBS
Realty Advisory

•Experience developing,
acquiring and managing over 36
million s.f. of real estate

• Strategic relations with
retailers, sponsors and
institutions

• Stuart Tanz
 • Richard Baker
• Director of Acquisitions
• Financial Analyst

Current Investment
Pipeline of
Approximately
$3 Billion

Target Eastern and Western States

Focus on target markets with:

Strong population, employment,

and household income growth

(targeting 5 of top 10 markets)

Strong retail sales growth

(targeting 11 of top 15 markets)

Large, fragmented ownership of

retail properties

Historically strict development

restrictions

Capitalize on management’s long-standing track record and breadth of industry contacts on east and west coast.

East Coast

West Coast

Washington
D.C.

NY Metro
Area

New Jersey

Philadelphia

Northern
California

Southern
California

Washington

Oregon

Operating Strategy

Enhancing rental revenue and underlying value through hands-on, aggressive management

Pro-actively restructure leases to meet tenants’ needs while improving overall economics

Seek opportunities to improve tenant retention

Make rapid and cost-effective cosmetic and functional improvements

Re-merchandise to provide in demand and complementary goods/services

Re-tenant to achieve optimal tenant mix, stable income, tenant flexibility and rent growth

Monitor expenses and prudently carry out capital expenditures

Management and Leasing Strategy

Our goal is to internalize our property management and leasing operations as the portfolio grows over time to create a fully integrated real estate operating platform with an efficient cost structure

As capital is being deployed, the Company will initially partner with a select group of third party property managers with whom management has established relationships

Financing Strategy

Maintain a conservative and flexible capital structure

Initially rely on low LTV cost-effective property-level financing

Broaden financing sources to include corporate level financings as a REIT

Warrants to provide additional equity capital upon exercise by holders

Maintain a conservative payout ratio to preserve flexibility to increase dividends over time

Actively evaluating opportunities to establish a line of credit with relationship lenders

Warrant Overview and Strategy

Restructuring terms of existing warrants for the benefit of the Company

Increase exercise price from $7.50 to $12.00 per share

Extend maturity by three years to October 23, 2014

Increase redemption call price from $14.25 to $18.75 per share ($22.00 for founder warrants)

Following the transaction, there will be 49.4 million warrants outstanding

Public warrants must be exercised for cash representing potential proceeds of $496.8 million

Provide equity capital at over a 20% premium to going-in Trust Value per share

Transaction requires approval of a majority of warrant holders

The Company will evaluate opportunities to acquire warrants to mitigate dilution as well as induce conversions to generate additional investment capital over time

Financial Overview

Summary Financial Overview

Transaction

(All amounts in $US millions except per share values)

July 31, 2009

Maximum

Minimum

Investment Held in Trust

$410.1

$410.1

$103.4

Less:  Accrued Expenses

(0.5)

(0.5)

(0.5)

Less:  Estimated Transaction Expenses

-

(7.0)

(2.9)

$409.6

$402.6

$100.0

Shares Outstanding

(1)

41.4

41.6

10.5

Trust Value per Share

(2)

$9.89

$9.69

$9.48

Market Value per Share

(3)

$9.82

Transaction Value vs. Trust Value

Equivalent IPO Gross Spread / Discount

(4)

2.1%

4.2%

Multiple of Book Value

(5)

1.02

x

1.04

x

Current Market Value vs. Trust Value

Equivalent IPO Gross Spread / Discount

(6)

0.7%

0.7%

Multiple of Book Value

(7)

1.01

x

1.01

x

(1) Shares outstanding following the transaction include 150,000 shares retained by non-founder directors.

(2) Represents Investment Held in Trust, including Investment Held in Trust for the Underwriter, net of expenses, divided by public shares outstanding.

      Note that Trust Value per Share is not necessarily indicative of the price at which the Company’s share may trade.

(3) Reflects market price per share of August 26, 2009.

(4) Represents the percentage discount of the Trust Value per Share after the transaction relative to the Trust Value per Share as of July 31, 2009.

(5) Calculated as the ratio of Trust Value per Share as of July 31, 2009 to Trust Value per Share after the Transaction.

(6) Represents the percentage discount of the Market Value per Share relative to the Trust Value per Share as of July 31, 2009.

(7) Calculated as the ratio of Trust Value per Share as of July 31, 2009 to Market Value per Share.

Select Shopping Center REITs

Dividend

Payout

Equity Mkt.

Enterprise

2010E Price /

Total Debt /

Company Name

Yield

Ratio

(1)

Cap

Value

(2)

FFO

AFFO

Total Mkt. Cap

(3)

Kimco Realty Corporation

1.9%

18.8%

$4,708

$9,394

10.6

x

13.5

x

43.2%

Federal Realty Investment Trust

4.3%

70.2%

3,772

5,508

16.3

18.5

33.4%

Weingarten Realty Investors

5.2%

50.0%

2,359

5,421

11.3

14.4

48.2%

Regency Centers Corporation

5.6%

159.5%

2,656

4,877

13.2

15.9

41.4%

Equity One, Inc.

7.5%

96.8%

1,382

2,464

14.7

17.4

43.9%

Saul Centers, Inc.

4.8%

61.9%

754

1,516

13.2

16.2

40.0%

Acadia Realty Trust

4.7%

75.0%

616

1,309

15.3

17.4

56.5%

Urstadt Biddle Properties Inc.

6.0%

80.0%

290

467

12.6

16.1

23.2%

Mean

5.0%

76.5%

$2,067

$3,870

13.4

x

16.2

x

41.2%

Median

5.0%

72.6%

1,870

3,671

13.2

16.1

42.3%

Source: SNL Financial estimates / financial data

(1)

Reflects quarter ended June 30, 2009 FFO annualized.

(2)

Reflects market value of equity plus market value of preferred, net debt and minority interest.

(3)

Total debt includes borrowings, repurchase agreements, notes, bonds, debentures, ESOP liabilities, and capital leases.  Total market capitalization reflects market value of equity plus total debt, minority interest and market value of preferred.

Note: Reflects closing prices as of

8/26/2009

Appendix

Board of Directors Biographies

43 years of experience

Founder and Senior
Partner of AREA Property
Partners

Experienced in real estate
investment and ownership,
including acquisitions,
development, finance,
dispositions, leasing and
management

Senior Partner of the Mack
Organization

Non-executive Chairman
of Mack-Cali Realty
Corporation

Chairman of the Solomon
R. Guggenheim
Foundation

William L. Mack

46 years of experience

Chairman and CEO of
National Realty &
Development Corporation

Responsible for managing
the ongoing portfolio
company while providing
strategic planning and
sourcing of new deals

Provides real estate
valuation and re-purposing
expertise to NRDC Equity
Partners

Experienced in real estate
acquisition, construction,
financing and
management

Robert C. Baker

42 years of experience

CIO of Real Estate
Department at Abu Dhabi
Investment Council and
Abu Dhabi Investment
Authority

Former Managing Director
at AIG Global Real Estate
Investment (Europe)
Limited, where he was
responsible for making
investments throughout
Europe

Former CEO of Real Estate
at United Bank of Kuwait
PLC

Former Chairman of RICS
Commercial Property
Panels

Former Chairman of
Investment Property
Forum

Mark Burton

30 years of experience

Senior Partner of AREA
Property Partners

Oversees global day to day
activities of AREA
Property Partners,
including portfolio
company and fund
management, strategic
planning and new
business development

Former Executive Vice
President and Chief
Operating Officer of the
Robert Martin Company

Lee S. Neibart

Independent Directors

Former Senior Advisor
with Perella Weinberg
Partners LP

Former Vice Chairman,
Chief Financial Officer
and Director of
Federated Department
Stores

Director of Canadian
Imperial Bank of
Commerce (CIBC)

Member of the board of
directors of Scripps
Networks Interactive,
Inc.

Member of the board of
directors of Taubman
Centers, Inc.

Ronald W. Tysoe

Former Chairman and
CEO of Grey Global
Group, a global
advertising agency

Director of the Jim
Pattison Group, a
diversified company
located in Canada

Director of Ethan Allen
Interiors Inc.

Director of National
Cinemedia, LLC, an
operator of digital
theatres

Director of Harman
International
Industries, Inc., a
manufacturer of high-
quality, high-fidelity
audio and electronic
products

Former Director of May
Department Stores

Edward H. Meyer

Former Chairman of
Wireless Cable
International and
Cross Country
Wireless

Director of Bear
Stearns Companies;
Bowne & Co.;
Cablevision Inc.; Mack-
Cali Realty Corp.;
GAMCO Investors Inc.

Former Chief
Executive Officer and
Chairman of the New
York State Urban
Development Corp.

Former Partner in the
law firm of Tese & Tese

Vincent S. Tese

Principal of PBS Realty
Advisors LLC

Former Senior
Managing Director of
Newmark & Company
Real Estate

Former Executive
Managing Director of
S.L. Green

Former Executive Vice
President and Director
of The Leslie Fay
Companies (1993 –
1994), designer,
manufacturer and
marketer of diversified
lines of women's
dresses and
sportswear

Laura H. Pomerantz

CFO of Amalgamated
Bank

Former Executive Vice
President and CFO of
City & Suburban
Federal Savings Bank

Former Senior Vice
President and CFO of
Savings Bank of
Rockland County

Michael J. Indiveri

Investor Contact

For additional information or to schedule a presentation, please contact:

Mr. Joseph Roos

NRDC Acquisition Corp.

3 Manhanttanville Road

Purchase, NY 10577

(914) 272-8066